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                                 Exhibit (h)(6)

               Revised Schedule A to the Fund Accounting Agreement
                                     between
            One Group Mutual Funds and The One Group Services Company
                               dated May 20, 1999.



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                                   SCHEDULE A
                        TO THE FUND ACCOUNTING AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY


NAME OF THE FUND
----------------

U.S. Treasury Securities Money Market Fund
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
Treasury Prime Money Market Fund
Municipal Money Market Fund
Ohio Municipal Money Market Fund
Michigan Municipal Money Market Fund
Cash Management Money Market Fund
Treasury Cash Management Money Market Fund
Treasury Prime Cash Management Money Market Fund
U.S. Government Cash Management Money Market Fund
Municipal Cash Management Money Market Fund
Treasury Money Market Fund
Treasury Only Money Market Fund
Government Money Market Fund
Tax Exempt Money Market Fund
Institutional Prime Money Market Fund
Balanced Fund (formerly Asset Allocation Fund)
Equity Income Fund (formerly Income Equity Fund)
Mid Cap Value Fund (formerly Disciplined Value Fund)
Mid Cap Growth Fund (formerly Growth Opportunities Fund)
International Equity Index Fund
Large Cap Growth Fund (formerly Large Company Value Fund)
Equity Index Fund
Diversified Equity Fund (formerly Value Growth Fund)
Small Cap Growth (formerly Small Capitalization Fund)
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Real Estate Fund
Technology Fund
High Yield Bond Fund
Bond Fund
Government Bond Fund
Income Bond Fund
Short-Term Bond Fund (formerly Limited Volatility Bond Fund)
Ultra Short-Term Bond Fund (formerly Ultra Short-Term Income Fund) Treasury & Agency Fund
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Municipal Income Fund (formerly Tax Free Bond Fund)
Texas Municipal Bond Fund

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Intermediate Bond Fund
Arizona Municipal Bond Fund
Large Company Growth Fund
Kentucky Municipal Bond Fund
West Virginia Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Louisiana Municipal Bond Fund
Investor Aggressive Growth Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund
Investor Fixed Income Fund


THE ONE GROUP(R)                           THE ONE GROUP SERVICES COMPANY


By:    Bryan C. Haft                       By:   Mark Redman
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Date:  May 20, 1999                        Date: May 20, 1999
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